Exhibit 32.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                 SECTION 1350 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned officer of Techedge, Inc. hereby certifies, to the best of his knowledge that:

1. The accompanying Annual Report on Form 10-KSB of the Company, for the annual period ended December 31, 2003, fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 25, 2004
                             /s/ Gregory A. Konesky
                                ______________________________________
                                 Gregory A. Konesky
                                 President and Chief Executive Officer